Significant Accounting Policies (Details) - Schedule of assets and liabilities measured at fair value on a recurring basis - Fair Value, Inputs, Level 2 [Member] - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Fair Value, Net Derivative Asset (Liability) Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Derivative instruments	$ (67)	$ (47)
Total liabilities	$ (67)	$ (47)